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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   June 7, 1999

                          ---------------------------


                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        001-14057               61-1323993
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

                                One Vencor Place
                            680 South Fourth Avenue
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Information.

    Vencor, Inc. (the "Vencor" or the "Company") announced that it and Ventas, Inc. ("Ventas") have entered into further interim arrangements pursuant to which Vencor has agreed to make the May 1999 rental payments on various specified dates during June. Vencor and Ventas also have extended their existing standstill and tolling agreements (the "Amendments"). As extended, Ventas cannot exercise any remedy under the master leases through July 6, 1999 (or five days following any failure by Vencor to make any payment of May rent as rescheduled pursuant to the agreement) and neither party can bring any action against the other through July 6, 1999 unless Vencor fails to make such rescheduled payments. Vencor will have until July 12, 1999 to cure any default related to the non-payment of the June rent.

    The Company also announced that negotiations are continuing on an agreement for a permanent restructuring of Vencor's financial obligations and a
sustainable capital structure.   Any such agreement is likely to result in
existing Vencor stock having little if any value.

    Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the Company's ability to amend or refinance its existing debt and lease obligations or otherwise adjust its current financial structure, the increase in the Company's cost of borrowing, its ability to attract patients and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of the future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

     A copy of the press release and the Amendments are included as exhibits to this filing and are incorporated herein by reference.

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Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

     Not applicable.

     (b) Pro forma financial information.

     Not applicable.

     (c) Exhibits.

         Exhibit 99.1  Press Release dated June 7, 1999.
         Exhibit 99.2 Amendment Number 4 to the Second Standstill Agreement dated April 12, 1999 and Amendment Number 3 to the Tolling Agreement dated April 12, 1999.

Items 8-9.  Not Applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VENCOR, INC.



Dated:  June 8, 1999          By: /s/ Richard A. Schweinhart
                                  -------------------------------
                                      Richard A. Schweinhart,
                                      Senior Vice President and
                                      Chief Financial Officer

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